Exhibit 99.1

BLUEGREEN VACATIONS AUGUST 2019 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements based largely on current expectations of Bluegreen Vacations (“Bluegreen” or “The Company”), that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements and can be identified by the use of words or phrases such as "plans," "believes," "will," "expects," "anticipates," "intends," "estimates," "our view," "we see," "would" and words and phrases of similar meaning. The forwardlooking statements in presentation are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and involve substantial risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. We can give no assurance that such expectations will prove to have been correct. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. This presentation also contains information regarding the past performance of the Bluegreen Vacations, and you should note that prior or current performance is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the resort development and vacation ownership industries in which Bluegreen operates. Risks and uncertainties include, without limitation, risks associated with the ability to successfully implement currently anticipated plans and generate earnings, long term growth, and increased shareholder value; risks relating to our ability to achieve increases in VOI sales including new owner sales; risks inherent in the vacation ownership industry, including the risk that Bluegreen's marketing expenses will increase or risks that our marketing alliances will not contribute to growth or be profitable; and the risk that Bluegreen’s capital-light business activities or other operations may not be successful because of changes in economic conditions or otherwise; the risk that Bluegreen may not achieve EBITDA growth or increased margins; the risk that revenue streams will not be recurring, long-term, or sustainable; risks relating to the economic conditions generally or in the vacations ownership, rental, and travel industries; risks of adverse changes in relationships with strategic partners and other third parties, including the risk that our business relationship with Bass Pro under the revised terms of our marketing agreement with Bass Pro may not be as profitable as under the prior terms, or at all, or otherwise result in the benefits anticipated; risks that the increases in package sales may not continue and may not result in increased guest tours in the timeframe anticipated or at all; risks of decreased demand from purchasers or the ability to maintain an optimal inventory of VOI’s for sale; risks of changes in senior management; risks that dividend payments will not continue at current levels, if at all; risks that the Company’s costs, including costs of VOIs sold, for the remainder of 2019 will not be within the expected ranges; risks that the Company’s efforts to address the increase in default rates may not be successful and default rates may not decrease and may exceed the Company’s expectations; ; and the risk that our digital initiatives will not be successful. Additional risks and uncertainties described in Bluegreen's filings with the Securities and Exchange Commission available to view on the SEC’s website, www.sec.gov and on Bluegreen’s website, ir.bluegrenvacations.com. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. Bluegreen Vacations cautions that the foregoing factors are not exclusive, and we do not undertake, and specifically disclaim any obligation, to update or supplement any forward-looking statements whether as a result of changes in circumstances, new information, subsequent events or otherwise. 1

BLUEGREEN VACATIONS OVERVIEW Solara Surfside | Miami Beach, Florida 1994 Entered Vacation Ownership Industry 69 Resorts (1) 45 Club Resorts 24 Club Associate Resorts ~217,000 (1) Vacation Club Owners ~236,000 (2) Tours Annually 69%(2) Capital-Light Revenue 47%(2) Sales to New Customers $740 million (2) Revenue $122 million (2) (3) Adjusted EBITDA (1) Data as of 6/30/19. (2) LTM period ended 6/30/19. (3) See appendix for a reconciliation of Adjusted EBITDA to Net Income of $44.2 million for the LTM ended 6/30/19. 2

Investment Attributes 1Capital-Light approach to vacation ownership business 2 Multiple sources of revenue streams 3 Differentiated vacation ownership base 4 Multi-channel sales and marketing sourced through strategic partnerships 5 Strong liquidity supported by recurring free cash flow and low leverage 6 Attractive dividend yield 3

A Leading Operator of “Drive-To” Vacation Ownership Resorts  89% of owners live within a 4-hour drive to a Bluegreen resort Geographically diverse owner base Opportunities for growth in the western US Information as of 12/31/2018 Percent of Owner Population by State 6-9% 4-5% 2-3% <2% 4

Potential Competitive Advantages Differentiated Target Demographic Significant Fee-Based VOI Sales Multiple Marketing Channels Leveraging New Owners Strong Net Owner Growth Balanced Approach to Growth Industry Innovator 5

Diverse Inventory Sources Capital-Efficient Sources Cibola Vista Resort Blue Ridge Village The Innsbruck Aspen The Fountains Fee-Based 51%(1) Sales of VOIs owned by third-party developers where we are paid a commission Secondary Market 18%(1) Sales of VOIs acquired from HOAs or other owners typically at a significant discount to retail prices Just in Time 4%(1) Sales of VOIs acquired from thirdparty developers close to when we intend to sell such VOIs Developed 27%(1) Sales of VOIs in resorts that we develop or acquire other than just-intime and secondary market sales (1) % of TTM as of 6/30/19 System-wide VOI sales 6

Sales Office Expansions The Éilan San Antonio, TX New 11,320 sq. ft. Sales Office Opened in November 2018 YTD June 2019 Sales: $6.6 million The Marquee New Orleans, LA New 5,400 sq. ft. Sales Office Opened in December 2018 YTD June 2019 Sales: $3.9 million The Fountains Orlando, FL Add 27,000 sq. ft. to Sales Office Opened July 2019 7

Large and Differentiated Owner Base Bluegreen Vacation Club Owners (in thousands) 170 179 189 199 208 213 216 2012 2013 2014 2015 2016 2017 2018 CAGR: 4% Avg. Customer Household Income (1) ($ in thousands) $155 $150 $91 $77 Owner Age at Purchase (2) Millennial 27% Gen X 34% Baby Boomer 28% Unknown 7% Silent Gen 4%  (1) Above VAC, HGV and WYND data from 2015, 2019 and 2018 from investor presentations issued by each, respectively. BXG internal data from 2018. (2) Represents owner age at time of purchase for all sales to new owners 1/1/14-12/31/18. 8

Our Flexible Business Model Initial VOI Sale . First-time customer . Purchase of real-estate-backed points annually in perpetuity . Title fees Finance Loans to qualified customers . Interest income . Mortgage servicing fees Management and Other Fee-Based Services Resort management services . Club management . Other owner programs Additional VOI Purchases • Purchase of additional real-estatebacked points • Incremental financing, title, management and maintenance fees Revenue for the Year Ended December 31, 2018 (1)  Capital-Light VOI Sales (2) and Fee Based Commissions 46% Management & Other Fee-Based Services 24% Consumer Financing 12% Developed VOI Sales 18% 71% Capital-Light .. (1) Excludes Other Income, net. (2) Includes just-in-time and secondary market inventory arrangements. 9

Capital-Light and Flexible Business Model System-Wide Sales for the Last Twelve Months ended June 30, 2019 Predominantly Capital-Light69% 31% Capital-Light Revenue Developed Revenue Well-Balanced Sales47% 53% New Customer Sales Existing Owner Sales Cash and Interest Income  58% 42% Financed Sales Cash Sales (1) (1) Cash sales represent the portion of system-wide sales of VOIs that is received from customers in cash within 30 days of purchase. 10

Bluegreen Vacation Club The Basics The Product Owner’s Focus Vacation Points Annually, in perpetuity Points Placed in Owner’s Account Average Transaction Size(1) : $15,818 Legal Structure Deeded interest in a Bluegreen resort Simultaneous with VOI sale Deed Placed in Vacation Club Trust  (1) LTM as of 6/30/19 11

Bluegreen Vacation Club Owner Benefits Basic Ownership $139 annual Club dues (1) (100% of owners) 69 Resorts (2) RCI 4,300+ resorts in 100+ countries Significant Vacation Flexibility Including destination, length of stay and borrow-and-save options (3) The Bluegreen Vacation Club provides access to a variety of destinations and resort types Optional Traveler Plus Program $59.00 incremental annual fee (69% of owners participate) Choice Hotels Over 6,900 hotels in 40 countries Cruise Packages Norwegian, Carnival, Crystal, Royal Caribbean, Holland America 48 Internal Direct Exchange Resorts Select Connection, Prizzma Additional Vacation Options Interval, Coast to Coast Discounts at various hotels, restaurants, retail and leisure establishments as well as rental car agencies (1) Also requires annual payment of maintenance fees. (2) Information as of 12/31/18. (3) Ability to carryover any unused points for one year and to borrow points from the next year, subject to certain restrictions and fees. 12

Vacation Package Marketing Process 1 Package Sales Vacation Packages >227,000 (1) 2 Activation Campaign Management >8 million Emails (1) 3 Reservation, Activation & Confirmation >830,000 Inbound Calls and >550,000 Outbound calls (1) 4 Preview Centers >130,000 Previews (1) 5 VOI Sales Over $305 million during 2018 (1) During 2018. 13

Sales & Marketing Driven Business Vacation Packages & Leads Tanger Outlets | Premium Outlets | Simon Malls Tours Sales In-House Tours Owners 227,000+ Vacation Packages Sold Annually (1) ~238,000 Annual Tours (New Customer & Existing Owners) (1) $624 Million System-Wide VOI Sales (1) ~216,000 Vacation Club Owners (2) Marketing Mix by % of Sales (1) New Customer Sales Existing Owner Sales Other New Customer 28%. Existing Owners 52% Bass Pro 14% Choice 7% Other New Customers 29% (1) Year ended 12/31/18. (2) As of 12/31/18 14

Strategic Relationships Bluegreen has multiple channels intended to drive sales within our core demographic CHOICE HOTELS • Extended strategic alliance through 2032 • Expanded opportunities in Choice marketing relationship • Currently 37 Bluegreen Vacations resorts are included in Choice’s upscale Ascend Hotel Collection portfolio of unique, boutique and historic independent hotels and resorts. Bass Pro Shops Cabela’s World’s Foremost Outfitter • One-way, exclusive in-store Bass Pro marketing relationship (1)  • Operate kiosks in 67 Bass Pro stores • Once fully rolled out, expect to have a presence in at least 60 Cabela’s stores • Virtual reality pilot program in Bass Pro stores in Memphis, TN and Springfield, MO Tanger Outlets Simon Malls Premium Outlets • Active in 21 outlet malls in proximity to Bluegreen resorts • Sell vacation packages to entice prospective owners to tour Bluegreen preview centers (1) See the Earnings Release dated August 6, 2019 for a discussion regarding the terms of our amended agreement with Bass Pro. 15

Extensive Reach of Vacation Package Sales Locations Through Various Channels (1) Percent of Owner Population By State 6-9% 4-5% 2-3% <2%  (1) Location data as of 6/30/19. (2) Owner data as of 12/31/18. 16

Bass Pro Cabela‘s Acquisition Provides Further Opportunity (1) (2) (3) Percent of Owner Population By State 6-9% 4-5% 2-3% <2% (1) Location data as of 6/30/19. (2) Assumes that Cabela locations are operated as a part of Bass Pro. (3) See the Earnings Release dated August 6, 2019 for a discussion regarding the status of outstanding issues with Bass Pro. 17

2019 Digital Initiatives Bluegreenvacations.com Launched new site in December 2018 Digital Self-Service Growing to over 25% of mini-vacations booking online from less than 5% last year Personalizing the Experience Tailored search experience to owners and guests with a data driven approach 18

Timeshare Exit • Industry-wide issue • Addressing the issue through multi-pronged approach LEGAL • Zero-Tolerance • Litigation • Meetings with Attorneys- General / Education of Regulators POLICY and PROCESS • More options available to address Owners’ needs at the Bluegreen level • Improved onboarding for new owners OUTREACH • Increased communications with existing owners • Participation in ARDA’s Coalition for Responsible Exit 19

2Q19 HIGHLIGHTS 1 Entered into a settlement with Bass Pro Shops; amended our marketing agreement to provide for continued access to sell vacation packages in Bass Pro stores as well as expansion into at least 60 Cabela’s stores by the end of 2021 2 Total revenue increased by 0.3% to $195.6 million 3 (Loss) earnings per diluted share was $(0.15) compared to $0.36 in the prior year quarter; excluding the expense incurred or accrued in connection with the Bass Pro settlement, earnings per diluted share was $0.24 4 Resort Operations and Club Management revenue increased 9.1% in the 2019 quarter over the 2018 quarter to $45.0 million; adjusted EBITDA of this segment increased 5.4% in the 2019 quarter to $14.5 million(1)5 System-wide VOI sales of $163.6 million compared to $172.0 million in prior year quarter 6 Provision for loan losses decreased 150 bps year-over-year to 14.9% (1) See appendix for reconciliation. 20

SECOND QUARTER(1) PERFORMANCE  ($ in millions, except per share data) System-Wide Sales of VOIs $172.0 $163.6 $155 $160 $165 $170 $175 2Q 2018 2Q 2019 (4.9)% Total Revenues $194.9 $195.6 $190 $191 $192 $193 $194 $195 $196 2Q 2018 2Q 2019 0.3% Adjusted EBITDA (2) $41.9 $28.7 $20 $25 $30 $35 $40 $45 2Q 2018 2Q 2019 (31.6)% Earnings Per Share(3) $0.36 ($0.15) -$0.20 -$0.10 $0.00 $0.10 $0.20 $0.30 $0.40 2Q 2018 2Q 2019 (141.7)% (1) Three months ended 6/30/19. (2) See appendix for reconciliations to net (loss) income of $(11.2) million and $26.7 million, respectively. (3) 2Q2019 includes net present value of expenses related to the Bass Pro settlement of $39.1 million, or $0.39 per share 21

YEAR TO DATE PERFORMANCE ($ in millions, except per share data) System-Wide Sales of VOIs $304.8 $293.3 $260 $265 $270 $275 $280 $285 $290 $295 $300 $305 $310 YTD 2018 YTD 2019 (3.8)% Total Revenues $362.5 $364.4 $350 $355 $360 $365 $370 YTD 2018 YTD 2019 0.5% Adjusted EBITDA (3) $75.2 $54.9 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80 YTD 2018 YTD 2019 (27.0)% Earnings Per Share(4) $0.64 $0.05 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 YTD 2018 YTD 2019 (92.2)% (1) Six months ended 6/30/18. (2) Six months ended 6/30/19. (3) See appendix for reconciliations to net income of $4.0 million and $47.7 million, respectively. (4) 2Q2019 includes net present value of expenses related to the Bass Pro settlement of $39.1 million, or $0.39 per share 22

SECOND QUARTER RECURRING REVENUE MIX ($ in millions) Resort Operations and Club Management Revenue $41.3 $45.0 $38 $40 $42 $44 $46 2Q 2018 2Q 2019 9.1% Financing Revenue: Interest Income $19.7 $19.9 $18.0 $18.5 $19.0 $19.5 $20.0 $20.5 2Q 2018 2Q 2019 1.4% Other Recurring Revenue $3.2 $3.0 $1.5 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 2Q 2018 2Q 2019 Title Revenue Mortgage Servicing Revenue $4.6 $4.6 (1.3)% 23

YEAR TO DATE(1) RECURRING REVENUE MIX ($ in millions) Resort Operations and Club Management Revenue $82.8 $92.1 $70 $75 $80 $85 $90 $95 YTD 2018 YTD 2019 11.2% Financing Revenue: Interest Income $39.3 $39.9 $36 $38 $40 $42 YTD 2018 YTD 2019 1.7%  Other Recurring Revenue $5.9 $5.8 $2.9 $3.0 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 YTD 2018 YTD 2019 Title Revenue Mortgage Servicing Revenue $8.8 $8.8 0.3% (1) Six months ended 6/30/19. 24

FLEXIBLE BUSINESS MODEL Capital-light revenue was 69% of total revenue(1) 69% 31% 2019(1) 71% 29% 2018(1) Capital Light Developed Sales on behalf of Fee-Based Service clients were 51% of system-wide sales in TTM 2019 48% 52% 2018(1) 51% 49% 2019(1) Fee-Based Service Sales Other Revenue Balanced sales mix between new and existing customers 50% 50% 2018(1) 47% 53% 2019(1) New Customers Existing Customers Realized 42% of sales in cash within 30 days of sale in TTM 2019 42% 58% 2018(1) Financed Cash 58% 42% 2019(1) (1) Trailing twelve month periods ended 6/30/18 and 6/30/19, respectively. 25

STRONG LIQUIDITY POSITION ($ in millions) LIQUIDITY POSITION Unrestricted Cash$0 $50 $100 $150 $200 $250 $219.4 $180.2 12/31/2018 6/30/2019 Free Cash Flow (1) -$5 $0 $5 $10 $8.1 ($2.9) YTD 2018 YTD 2019 Availability(2) Under Credit Lines   $80 $100 $120 $140 $160 $180 $200 $193.3 $150.6 12/31/2018 6/30/2019 LIQUIDITY PROFILE. As of June 30, 2019, Bluegreen had total availability(2) of $150.6 million under its $365.0 million of credit and receivable purchase facilities . Non-receivable-backed debt to equity ratio of 0.45:1(2) at 6/30/19 vs 0.43:1 at 12/31/18 . Track record of producing free cash flow (“FCF”) and significant cash on hand • YTD 2019 FCF and cash on hand impacted by payments made to Bass Pro (1) Six months ended 6/30/19. (2) Subject to eligible collateral and terms and conditions of each facility. 26

Multiple Sources of Revenue

Sales of VOIs and Financing (2)

- **System-Wide VOI Sales, net (1)**
  - **System-Wide Sales**
    - **VOI Sales Revenue**
      - **Fee-Based Sales Commission Revenue**
      - **Non-Fee-Based VOI Sales Revenue**
- **Interest Income (4)**

Resort Operations and Club Management

($ in millions)

Source	Drivers	Characteristic
System-Wide VOI Sales, net (1)	# of Tours ✖ Wtd. Avg. Close Rate ✖ Avg. Transaction Size	Multiple levers to achieve target results
Fee-Based Sales Commission Revenue	Fee-based VOI Sales ✖ % Commission	Asset-light source of revenue
Non-Fee-Based VOI Sales Revenue	Non-Fee-Based VOI Sales – Provision For Loan Losses	Programmatic conversion to revenue
Interest Income (4)	Consumer Finance Receivables ✖ Average Coupon	Average FICO of 730(3)
Resort Operations and Club Management	Number of Resorts & Club Members	Recurring and growing income stream



System-Wide VOI Sales (1)
$619
$624
$613
2017
2018
LTM 6/30/2019
Commissions Revenue
$229
$216
$211
2017
2018
LTM 6/30/2019
Non-Fee-Based VOI Sales Revenue
$242
$254
$250
2017
2018
LTM 6/30/2019
Interest Income on VOI Notes Receivable Portfolio
$80
$79
$80
2017
2018
LTM 6/30/2019
Segment Revenue
$150
$168
$178
2017
2018
LTM 6/30/2019

(1) System-wide VOI sales represents all sales of VOIs, whether owned by us or a third-party immediately prior to sale. GAAP sales of VOIs only include sales of our owned inventory and are further reduced by our estimated provision for loan losses.
(2) Excluding mortgage servicing revenue of $5.2 million, $6.0 million and $6.1 million in 2017, 2018 and LTM ending June 30, 2019 respectively. Also excludes title revenues of $14.7 million, $12.2 million and $12.1 million in 2017, 2018 and LTM ending June 30, 2019 respectively.
(3) Weighted-average FICO score at origination in YTD 2019 after a 30-day, "same as cash" period after the point of sale.
(4) Excludes non-financing interest income.

27

VOI Sales Finance Business LTM 6/30/19 Net Interest Spread ($ in millions) $80 $0 $59 ($21) Interest Income on VOI Notes Receivable Portfolio Interest Expense on Receivable- Backed Debt Net Mortgage-- Servicing Financing Revenue• Seller-financing for up to 90% of purchase price (down payment may include equity) • Facilitates VOI sales and earns net interest spread • Weighted average interest rate: 15.0% (1) • In-house servicing team FICO Profiles 12/31/18 (2) 6/30/19 (4) 39% 600-699 58% 700+ 3% <600 Average FICO score of 726 (3) Average FICO score of 730 (3) 59% 700+ 39% 600-699 2% <600  Average Annual Default Rate 8.50% 8.41% 8.14% 2017 2018 LTM 6/30/2019 (1) As of 6/30/19. Rate depends on FICO score, down payment, existing ownership and ACH participation. (2) FICO scores at origination for VOI notes receivable outstanding on 12/31/18; excludes obligors with no FICO score. (3) Weighted-average FICO score originations after a 30-day, “same as cash” period from the point of sale. (4) FICO scores at origination for VOI notes receivable outstanding on 6/30/19; excludes obligors with no FICO score. 28

Securitization History and Other Credit Facilities ($ in millions) Recent Securitization History 2018-A 2017-A 2016-A 2015-A 2013-A 2012-A Initial Loan Balance $117.7 $120.2 $130.5 $117.8 $110.6 $100.0 Advance Rate 87.20% 88.00% 90.00% 94.25% 93.75% 89.50% Weighted Avg. Interest Rate 4.02% 3.12% 3.35% 3.02% 3.20% 2.94% Stated Maturity 2034 2032 2031 2030 2028 2027 Weighted Avg. FICO Score 718 713 707 708 710 714  ~$151 Million of Available Credit Facility Liquidity (1) Corporate Credit Line $75 $75 KeyBank / DZ Purchase Facility 3 $14 $66 $80 Liberty Bank Facility 3 $28 $22 $50 Quorum Purchase Facility 3 $38 $12 $50 NBA Facility 3 $40 $30 $70 Pacific Western Bank Facility 3 $19 $21 $40 Securitization History Term Securitization Initial Note Amount Outstanding (1) 2018-A $118 $103 2017-A 120 74 2016-A 131 57 2015-A 118 37 2013-A 111 22 2012-A 100 12 2010-A 108 0 BXG Legacy 2010 27 0 2008-A 60 0 2007-A 177 0 2006-B 139 0 2006-A (GE) 125 0 2005-A 204 0 2004-B 157 0 2004-A (GE) 39 0 2002-A 170 0 Total $1,904 $305 Outstanding Availability 2 (1) As of 6/30/19. (2) Subject to eligible collateral, if applicable, and terms and conditions of each facility. (3) Facilities for the financing of the Company’s VOI notes receivable. 29

Potential Growth Drivers Process Improvements Focus on Efficiency New Customer Growth Expanded Marketing Relationships Enhanced Digital Presence Product & Geographic Expansion Northeastern and Western Expansion Strategic M&A And Fee-Based Development Enhanced Digital Presence 30

APPENDIX We consider our total Adjusted EBITDA and our Segment Adjusted EBITDA to be an indicator of our operating performance, and it is used by us to measure our ability to service debt, fund capital expenditures and expand our business. Adjusted EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. Adjusted EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. Adjusted EBITDA is not a recognized term under GAAP and should not be considered as an alternative to net income (loss) or any other measure of financial performance or liquidity, including cash flow, derived in accordance with GAAP, or to any other method or analyzing our results as reported under GAAP. The limitations of using Adjusted EBITDA as an analytical tool include, without limitation, that Adjusted EBITDA does not reflect (i) changes in, or cash requirements for, our working capital needs; (ii) our interest expense, or the cash requirements necessary to service interest or principal payments on our indebtedness (other than as noted above); (iii) our tax expense or the cash requirements to pay our taxes; (iv) historical cash expenditures or future requirements for capital expenditures or contractual commitments; or (v) the effect on earnings or changes resulting from matters that we consider not to be indicative of our future operations or performance. Further, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements. In addition, our definition of Adjusted EBITDA may not be comparable to definitions of Adjusted EBITDA or other similarly titled measures used by other companies.

Diverse Inventory Sources



Cibola Vista Resort



The Innsbruck Aspen



Blue Ridge Village



The Fountains

	Fee-Based	Just-in-Time	Secondary	Developed
Description	Sales of VOIs owned by third-party developers and pursuant to which we are paid a commission	Sales of VOIs acquired from third-party developers in close proximity to when we intend to sell such VOIs	Sales of VOIs we acquire from HOAs or other owners typically at a significant discount to retail price	Sales of VOIs in resorts that we develop or acquire other than just-in-time and secondary market sales
% of LTM 6/30/2019 System-wide VOI sales	*51%*	*4%*	*18%*	*27%*
Cash cost / GAAP cost (1)	*N.A.*	*~30% / ~30%*	*~10% / ~13%*	*~22% / ~13%*
Revenue	*65%-75% commission*	*System-wide VOI sales less allowance for loan loss*		
Capital-efficient	✓	✓	✓	
Bluegreen owned		✓	✓	✓
Recurring financing interest income (2)		✓	✓	✓
Recurring mortgage servicing fees (2)	✓			
Recurring club and resort mgmt. fees	✓	✓	✓	✓
Title and escrow fees	✓	✓	✓	✓

(1) As a percentage of sales. Representative amounts.
(2) On sales financed by us or the third party developer

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CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(In thousands)

	For the Three Months Ended June 30, 2019	For the Three Months Ended June 30, 2018	For the Six Months Ended June 30, 2019	For the Six Months Ended June 30, 2018
Revenue:				
Gross sales of VOIs	$ 80,221	$ 82,027	$ 143,105	$ 146,187
Estimated uncollectible VOI notes receivable	(11,919)	(13,454)	(23,072)	(21,473)
Sales of VOIs	68,302	68,573	120,033	124,714
Fee-based sales commission revenue	55,343	60,086	100,555	105,940
Other fee-based services revenue	30,703	30,391	60,271	58,415
Cost reimbursements	17,358	14,059	37,594	30,260
Interest income	21,875	21,118	43,883	42,240
Other income, net	1,993	710	2,082	891
Total revenue	195,574	194,937	364,418	362,460
Costs and expenses:				
Cost of VOIs sold	10,572	6,789	14,420	8,601
Cost of other fee-based services	19,924	16,634	42,792	34,045
Cost reimbursements	17,358	14,059	37,594	30,260
Selling, general and administrative expenses	147,668	109,580	237,882	203,129
Interest expense	10,061	8,495	19,567	16,262
Total costs and expenses	205,583	155,557	352,255	292,297
(Loss) income before non-controlling interest and (benefit) provision for income taxes	(10,009)	39,380	12,163	70,163
(Benefit) provision for income taxes	(3,957)	9,353	1,346	16,554
Net (loss) income	(6,052)	30,027	10,817	53,609
Less: Net income attributable to non-controlling interest	5,131	3,317	6,847	5,924
Net (loss) income attributable to Bluegreen Vacations Corporation shareholders	$ (11,183)	$ 26,710	$ 3,970	$ 47,685
Comprehensive (loss) income attributable to Bluegreen Vacations Corporation shareholders	$ (11,183)	$ 26,710	$ 3,970	$ 47,685

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CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (In thousands, except share and per share data) For the Three Months Ended June 30, 2019 2018 For the Six Months Ended June 30, 2019 2018 (Loss) Earnings per share attributable to Bluegreen Vacations Corporation shareholders-Basic and diluted $ (0.15) $ 0.36 $ 0.05 $ 0.64 Weighted average number of common shares outstanding: Basic and diluted 74,446 74,734 74,446 74,734 Cash dividends declared per share $ 0.17 $ 0.15 $ 0.34 $ 0.30 34

CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) For the Six Months Ended June 30, 2019 2018 Operating activities: Net income $ 10,817 $ 53,609 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 9,056 7,597 Gain on disposal of property and equipment (1,945) — Provision for loan losses 23,055 21,447 (Benefit) provision for deferred income taxes (10,041) 2,215 Changes in operating assets and liabilities: Notes receivable (24,742) (24,236) Prepaid expenses and other assets (11,674) (16,122) Inventory (8,071) (25,770) Accounts payable, accrued liabilities and other, and deferred income 25,157 4,475 Net cash provided by operating activities 11,612 23,215 Investing activities: Purchases of property and equipment (14,516) (15,105) Proceeds from sale of property and equipment 1,820 — Net cash used in investing activities (12,696) (15,105) Financing activities: Proceeds from borrowings collateralized by notes receivable 45,095 73,706 Payments on borrowings collateralized by notes receivable (66,769) (68,531) Proceeds from borrowings collateralized by line-of-credit facilities and notes payable 20,386 50,042 Payments under line-of-credit facilities and notes payable (17,407) (24,671) Payments of debt issuance costs (132) (187) Dividends paid (25,312) (22,420) Net cash (used in) provided by financing activities (44,139) 7,939 Net (decrease) increase in cash and cash equivalents and restricted cash (45,223) 16,049 Cash, cash equivalents and restricted cash at beginning of period 273,134 243,349 Cash, cash equivalents and restricted cash at end of period $ 227,911 $ 259,398 Supplemental schedule of operating cash flow information: Interest paid, net of amounts capitalized $ 16,871 $14,250 Income taxes paid $14,357 $14,618 Supplemental schedule of non-cash investing and financing activities: Acquisition of inventory, property, and equipment for notes payable $ — $ 24,258 35

CONSOLIDATED BALANCE SHEETS (In thousands, except share and per share data) June 30, 2019 December 31, 2018 ASSETS Cash and cash equivalents $ 180,166 $ 219,408 Restricted cash ($19,018 and $28,400 in VIEs at June 30, 2019 and December 31, 2018, respectively) 47,745 53,726 Notes receivable, net ($308,042 and $341,975 in VIEs at June 30, 2019 and December 31, 2018, respectively) 440,854 439,167 Inventory 342,220 334,149 Prepaid expenses 14,946 10,097 Other assets 57,970 49,796 Operating lease assets 23,395 — Intangible assets, net 61,556 61,845 Loan to related party 80,000 80,000 Property and equipment, net 102,361 98,279 Total assets $ 1,351,213 $ 1,346,467 LIABILITIES AND SHAREHOLDERS' EQUITY Liabilities Accounts payable $ 18,270 $ 19,515 Accrued liabilities and other 102,183 80,364 Operating lease liabilities 24,584 — Deferred income 17,668 16,522 Deferred income taxes 81,015 91,056 Receivable-backed notes payable-recourse 86,820 76,674 Receivable-backed notes payable-non-recourse (in VIEs) 351,316 382,257 Lines-of-credit and notes payable 136,796 133,391 Junior subordinated debentures 71,691 71,323 Total liabilities 890,343 871,102 Commitments and Contingencies Shareholders' Equity Common stock, $.01 par value, 100,000,000 shares authorized; 74,445,923 shares issued and outstanding at June 30, 2019 and December 31, 2018 744 744 Additional paid-in capital 270,369 270,369 Retained earnings 137,299 158,641 Total Bluegreen Vacations Corporation shareholders' equity 408,412 429,754 Non-controlling interest 52,458 45,611 Total shareholders' equity 460,870 475,365 Total liabilities and shareholders' equity $ 1,351,213 $ 1,346,467 36

ADJUSTED EBITDA RECONCILIATION (In thousands) For the Three Months Ended June 30, 2019 2018 For the Six Months Ended June 30, 2019 2018 Net (loss) income attributable to shareholders $ (11,183) $ 26,710 $ 3,970 $ 47,685 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 5,131 3,317 6,847 5,924 Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations (5,193) (3,292) (6,974) (5,884) (Gain) loss on assets held for sale (1,989) 11 (1,980) (9) Add: depreciation and amortization 3,504 2,989 6,870 5,917 Less: interest income (other than interest earned on VOI notes receivable) (1,792) (1,381) (3,638) (2,816) Add: interest expense-corporate and other 4,991 3,873 9,235 6,930 Add: franchise taxes 25 43 60 124 Add: (benefit) provision for income taxes (3,957) 9,353 1,346 16,554 Add: corporate realignment cost — 275 — 751 Add: Bass Pro settlement 39,121 — 39,121 — Total Adjusted EBITDA $ 28,658 $ 41,898 $ 54,857 $ 75,176  37

ADJUSTED EBITDA RECONCILIATION (In thousands) For the Twelve Months Ended June 30, 2019 Net income attributable to shareholders $ 44,247 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 13,313 Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations (13,558) (Gain) on assets held for sale (1,968) Add: depreciation and amortization 13,345 Less: interest income (other than interest earned on VOI notes receivable) (6,866) Add: interest expense-corporate and other 17,500 Add: franchise taxes 135 Add: provision for income taxes 13,333 Add: corporate realignment cost 2,899 Add: Bass Pro settlement 39,121 Total Adjusted EBITDA $ 121,501 38

OTHER FINANCIAL DATA (In thousands) For the Three Months Ended June 30, 2019 2018 For the Six Months Ended June 30, 2019 2018 Financing Interest Income $ 19,925 $ 19,658 $ 39,942 $ 39,272 Financing Interest Expense (5,070) (4,622) (10,332) (9,332) Non-Financing Interest Income 1,950 1 ,460 3,941 2 ,968 Non-Financing Interest Expense (4,991) (3,873) (9,235) (6,930) Mortgage Servicing Income 1,544 1 ,471 3,034 2 ,916 Mortgage Servicing Expense (1,174) (1,347) (2,554) (2,933) Title Revenue 3,040 3 ,175 5,768 5 ,863 Title Expense (1,099) (1,115) (2,309) (2,357) 39